Exhibit 10.12

Execution Version

JOINDER, dated as of April 9, 2018 (this “Joinder”), to the Guarantee and Collateral Agreement dated as of April 23, 2013 (the “Guarantee and Collateral Agreement”), among VISTRA ENERGY CORP., a Delaware corporation (as successor by merger to DYNEGY INC., a Delaware corporation, the “Borrower”), each Restricted Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower from time to time party thereto (each such Restricted Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, (“Credit Suisse”), as collateral trustee (in such capacity, the “Collateral Trustee”) for the First-Lien Secured Parties (as defined herein).

A. Reference is made to (i) the Credit Agreement dated as of April 23, 2013 (as amended, restated, amended and restated, replaced, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders named therein (the “Lenders”), and Credit Suisse, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Trustee for the Lenders and (ii) the Collateral Trust and Intercreditor Agreement dated as of April 23, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, the Administrative Agent, the Collateral Trustee, the Subsidiaries of the Borrower from time to time party thereto and certain other Persons from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement, the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and certain other First-Lien Secured Parties to make extensions of credit to the Credit Parties under the Financing Documents. Section 10.02 of the Credit Agreement provides that any Person formed by or surviving a consolidation or merger with the Borrower (if other than the Borrower) shall assume all obligations of the Borrower under the Credit Documents, including the Guarantee and Collateral Agreement and by execution and delivery of an instrument in form of this Joinder, Vistra Energy Corp. intends to succeed Dynegy Inc. as a Grantor under the Guarantee and Collateral Agreement. The undersigned Person, Vistra Energy Corp. (the “Successor Grantor”) is executing this Joinder in accordance with the requirements of the Credit Agreement to succeed Dynegy Inc. as a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and certain other First-Lien Secured Parties to make extensions of credit to the Credit Parties under the Financing Documents.

Accordingly, the Collateral Trustee and the Successor Grantor agree as follows:

SECTION 1. In accordance with Section 10.02 of the Credit Agreement, the Successor Grantor by its signature below hereby reaffirms its obligations as a Grantor under the Guarantee and Collateral Agreement in its capacity as a successor by merger to Dynegy Inc. with the same force and effect as if originally named therein as a Grantor and the Successor Grantor hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement remain applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the Successor Grantor, with respect to the security for the payment and performance in full of the Guaranteed Obligations (as defined in the Guarantee and Collateral Agreement), does hereby reaffirm to the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, their successors and assigns, the security interest in and lien on all of the Successor Grantor’s right, title and interest in and to the Collateral (subject to Section 4.01(a) of the Guarantee and Collateral Agreement). Each reference to a “Grantor” in the Guarantee and Collateral Agreement shall be deemed to include the Successor Grantor. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The Successor Grantor represents and warrants to the Collateral Trustee and the other First-Lien Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

SECTION 3. This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of a counterpart via facsimile or other electronic transmission shall constitute delivery of an original counterpart. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Trustee.

SECTION 4. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 5. (a)    THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN MANDATORY PROVISIONS OF THE UNIFORM COMMERCIAL CODE RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF A SECURITY INTEREST). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS JOINDER MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS JOINDER, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY

APPLICABLE LAW) ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS JOINDER BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF (i) ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR (ii) THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS JOINDER BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH OF THE PARTIES TO THIS JOINDER HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6. In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 8. The Successor Grantor hereby reaffirms its obligation to reimburse the Collateral Trustee for its reasonable and documented out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Successor Grantor and the Collateral Trustee have duly executed this Joinder to the Guarantee and Collateral Agreement as of the day and year first above written.

VISTRA ENERGY CORP.

by:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Trustee

by	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

by	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Joinder]

Schedule I to Exhibit A

Successor Grantor Information

Legal Names, Organizational Type, Jurisdictions of Organization and Organizational Identification Numbers

Successor Grantor	Type of Organization (e.g. corporation, limited liability company, partnership)	Jurisdiction of Organization/Formation	Organizational Identification Number
Vistra Energy Corp.	Corporation	Delaware	5985588

Schedule II to Exhibit A

Equity Interests

Debtor/Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Issued and Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)
Vistra Energy Corp.	Vistra Intermediate Company LLC	LLC	N/A	N/A	100%	Not certificated
Vistra Energy Corp.	Vistra Corporate Services Company	Corporation	1,000	1,000	100%	Not Certificated

Pledged Debt

n/a

Schedule III to Exhibit A

Intellectual Property

Part A – Owned Intellectual Property

United States Patent Registrations

n/a

United States Trademark Registrations and Applications

Trademark	Filing Date/ Issued Date	Owner	Application/ Registration No.
VISTRA	11/4/2016	Vistra Energy Corp.	87/226175
VISTRA ENERGY & design	11/4/2016	Vistra Energy Corp.	87/226182
DESIGN ONLY	2/27/2001	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	2431818
DESIGN ONLY	2/27/2001	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	2431806
DYNEGY & design	9/5/2000	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	2383862
DYNEGY & design	7/24/2001	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	2471909
DYNEGY	10/3/2000	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	2391986
DYNEGY & design	1/17/2017	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	5122291
DYNEGY & design	1/17/2017	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	5122290
DESIGN ONLY	1/17/2017	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	5122289
PEAKRIGHT	6/21/2016	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	4982272
POWERRIGHT	6/21/2016	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	4982270
DEMANDRIGHT	6/21/2016	Vistra Energy Corp. (as successor in interest to Dynegy Inc.)	4982269
HOMEFIELD ENERGY	4/9/2013	Illinois Power Resources, LLC	4318548

United States Copyright Registrations

Copyright Title	Filing Date/ Issued Date	Owner	Application/ Registration No.
The Utility Manager : manual, version 3.0.	3/10/1997	Illinova Corporation	TX0004503663
We provide energy for a strong America	3/24/1998	Electric Energy, Inc.	TX0004735890

Part B – Licensed Intellectual Property

n/a

SCHEDULE IV

CERTAIN UNCERTIFICATED LIMITED LIABILITY COMPANY INTERESTS AND

LIMITED PARTNERSHIP INTERESTS

•	Vistra Corporate Services Company

•	Vistra Intermediate Company LLC